BASIS OF PRESENTATION	12 Months Ended
May 31, 2024
Accounting Policies [Abstract]
BASIS OF PRESENTATION

NOTE 2 – BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and include all adjustments necessary for the fair presentation of the Company’s financial position for the periods presented.

The Company currently operates in one business segment focusing on the development and commercialization of methods for the early detection and monitoring of neurodegenerative diseases. The Company is not organized by market and is managed and operated as one business. A single management team reports to the chief operating decision maker, the Chief Executive Officer, who comprehensively manages the entire business. The Company does not currently operate any separate lines of business or separate business entities.

Going Concern

The Company has a limited operating history and has incurred a net loss of $614,405 and $1,318,431 for the years ended May 31, 2024 and 2023, respectively, and had net cash used in operating activities of $308,914 for the year ended May 31, 2024.

Since the inception of the Company in September 2009, the operations of the Company have been funded primarily through capital contributions of the founders of the Company as well as grant funding, primarily received through the U.S. Department of Treasury and the National Institutes of Health (“NIH”). Management believes this capital is insufficient to fund the Company’s operations for the next twelve months. Management does not anticipate that the Company’s existing working capital alone will be sufficient to fund its operations through the successful development and commercialization of products. As a result, the Company will need to raise additional capital to fund its operations and continue to conduct activities to support its product development and commercialization activities. Management may raise additional funds by way of a public or private offering or may be awarded additional grants.

Management cannot be certain that additional funding will be available on acceptable terms, or at all. To the extent that the Company raises additional funds by issuing equity securities, the Company’s shareholders may experience significant dilution. Any debt financing, if available, may involve restrictive covenants that impact the Company’s ability to conduct business. If the Company is not able to raise additional capital when required or on acceptable terms, the Company may have to (i) significantly delay, scale back or discontinue the development and/or commercialization of one or more product candidates; (ii) seek collaborators for product candidates at an earlier stage than otherwise would be desirable and on terms that are less favorable than might otherwise be available; or (iii) relinquish or otherwise dispose of rights to technologies, product candidates or products that the Company would otherwise seek to develop or commercialize.

These conditions raise substantial doubt about the Company’s ability to continue as a going concern within twelve months after the date these consolidated financial statements are available to be issued. The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business. The consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.